INVESTORS RESEARCH FUND, INC.

--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT


























--------------------------------------------------------------------------------
                            For the Six Months Ended
                                 March 31, 2001

PRIVACY NOTICE

     Investors   Research  Fund  and  Westcap   Investors   collect   non-public
information about you from the following sources:

     *    Information we receive about you on applications or other forms;

     *    Information you give us orally; and

     *    Information about your transactions with us or others.

     We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

                          INVESTORS RESEARCH FUND, INC.

Dear Fellow Shareholder:

     The sharp decline in the economy has produced a major drop in the stock market and in the value of our portfolio. This decline is almost unparalleled over the past several decades. For the first half of our fiscal year, the net asset value declined from $4.21 to $2.85 or a negative return of -27.13%, adjusted for capital gains distributions of $.26 per share which was paid out on December 15, 2000. During the same time period the S&P 500 Index declined -18.75%.

     The major reason for this underperfomance was caused by our ownership of growth companies. As the economy has softened, the outlook for profits has been called into question - especially for those companies in the technology, telecommunications equipment, and media and entertainment companies who rely on advertising. This uncertainty produces poor results for growth stocks, as was amply demonstrated during this six month period.

     A confluence of events has produced the current environment. In retrospect, the end of the millennium was the major cause. First, the worry over Y2K caused corporations to spend heavily on new computer systems and/or upgrades to their computer systems. As we have subsequently learned, once January 1, 2000 arrived, corporations cut back on their technology spending. As a result, producers of information technology products have seen the sharpest slowdown in demand that they have ever experienced. Secondly, with the year 2000 lurking on the horizon and dire predictions abounding, the Fed pumped additional liquidity into the financial markets to minimize the likelihood of a financial crisis, and in the process gave the economy excessive stimulus. When Y2K proved to be essentially a non-event, they withdrew the excess liquidity, thereby slowing capital investment and eventually the U.S. economy. At the same time, banks tightened their credit standards, thus combining with the Fed to produce a credit crunch. These factors, along with much higher than expected energy prices, a prolonged national election and expensive market valuations, have added to the current downturn in the economy and the markets.

     All of these events have produced an economy that is in near-recession and a stock market that is very worried about earnings. Predictably, the Federal Reserve System is now lowering interest rates quickly and increasing money supply in order to stabilize business and consumer confidence. Lower interest rates and increasing liquidity is producing a cushion for the economy whose current growth rate is near zero, but is expected to increase to approximately 2-3% by the fourth quarter of 2001. Since stock prices anticipate economic activity six months ahead, the market is showing signs of stabilization. We expect that, for the year, returns will be positive.

     While stock market declines are difficult to anticipate, this sharp decline is setting the base for positive future results. Our Fund is broadly diversified among approximately 45 issues. The companies in which we invest are generally the highest quality, best-managed companies in the world. We are carefully watching how managements adapt to the current slowing environment, as they steer their companies to greater future profitability. Needless to say, we are seeing the most reasonable prices for high quality growth companies that we have seen in years. We are using this weakness to add to existing positions and to purchase the highest quality companies, some of which up until now were too expensive.

     We thought you might be interested in the accompanying chart which shows the dangers of market timing. As you can see from the left graph, if an investor had been out of the market (as measured by the S&P 500 Index) for the best performing 40 months out of 900 months (or 75 years), the resulting equity return would have been less than Treasury Bill returns and less than 1% of the equity investment in the S&P 500 left untouched during this long period. The right graph demonstrates approximately the same results for the last 20 years. Clearly, a long-term investment strategy continues to produce superior results.

                            DANGERS OF MARKET TIMING

Value of $1 invested from Year-end 1925-2000

            $2,587             $15.33                 $16.56
            -------            -------             --------------
            S&P 500            S&P 500             Treasury Bills
                         minus best 40 months

Value of $1 invested from Year-end 1980-2000

            $18.41              $4.73                  $3.61
            -------            -------             --------------
            S&P 500            S&P 500             Treasury Bills
                         minus best 15 months

     We look forward to hearing from you with any questions you may have, and please direct any portfolio inquiries to me at (310) 996-3256.

Respectfully,

/s/ Glenn C. Weirick

Glenn C. Weirick
President

                          INVESTORS RESEARCH FUND, INC.

SCHEDULE OF INVESTMENTS at March 31, 2001 (Unaudited)

   SHARES                                                               VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 98.9%
BANKING/FINANCIAL SERVICES: 8.8%
      2,590     Capital One Financial Corp.                         $   143,745
     11,886     Citigroup, Inc.                                         534,632
      5,100     Merrill Lynch & Co.                                     282,540
      8,540     Stilwell Financial, Inc.                                229,043
                                                                    -----------
                                                                      1,189,960
                                                                    -----------
COMPUTER/PERIPHERALS: 18.0%
     22,390     ADC Telecommunications, Inc.*                           190,315
     12,800     Cisco Systems, Inc.*                                    202,400
      5,470     Computer Sciences Corp.*                                176,954
      7,370     EMC Corp.*                                              216,678
      7,390     First Data Corp.                                        441,257
      3,140     International Business Machines Corp.                   302,005
        132     McData Corp.*                                             2,491
      7,120     Microsoft Corp.*                                        389,375
     10,710     Oracle Corp.*                                           160,436
     18,990     SCI Systems, Inc.*                                      345,618
                                                                    -----------
                                                                      2,427,529
                                                                    -----------
CONGLOMERATES: 7.2%
     12,310     General Electric Co.                                    515,297
     10,350     Tyco International, Ltd.                                447,431
                                                                    -----------
                                                                        962,728
                                                                    -----------
DRUGS: 12.7%
      4,080     Allergan, Inc.                                          302,532
      6,830     Elan Corp Plc, ADR*                                     356,867
      3,200     Johnson & Johnson                                       279,904
     10,960     Pfizer, Inc.                                            448,812
      8,590     Schering-Plough Corp.                                   313,793
                                                                    -----------
                                                                      1,701,908
                                                                    -----------
ELECTRICAL PRODUCTS: 3.1%
     14,813     Molex, Inc., Class A                                    411,973
                                                                    -----------
ENERGY/OIL: 7.6%
      5,270     Baker Hughes, Inc.                                      191,354
      6,890     El Paso Energy Corp.                                    449,917
      8,790     Transocean Sedco Forex, Inc.*                           381,047
                                                                    -----------
                                                                      1,022,318
                                                                    -----------
ENTERTAINMENT: 8.4%
      7,080     AOL Time Warner, Inc.*                                  284,262
     10,650     UnitedGlobalcom, Inc.*                                  139,781
      4,120     Univision Communications, Inc.*                         157,219
      8,400     USA Networks, Inc.*                                     201,075
      7,808     Viacom, Inc.*                                           343,318
                                                                    -----------
                                                                      1,125,655
                                                                    -----------
FOOD: 2.8%
     14,420     Sysco Corp.                                             382,274
                                                                    -----------
INSURANCE: 5.8%
      7,930     American International Group, Inc.                      638,365
      1,460     Marsh & McLennan Companies, Inc.                        138,744
                                                                    -----------
                                                                        777,109
                                                                    -----------
RETAIL: 8.7%
      7,800     Costco Wholesale Corp.*                                 306,150
      6,420     Home Depot, Inc.                                        276,702
      7,070     Tiffany & Co.                                           192,657
      7,740     Wal-Mart Stores, Inc.                                   390,870
                                                                    -----------
                                                                      1,166,379
                                                                    -----------
SEMICONDUCTORS: 3.4%
      6,890     Intel Corp.                                             181,293
      5,650     Texas Instruments, Inc.                                 175,037
      4,330     Vitesse Semiconductor Corp.*                            103,108
                                                                    -----------
                                                                        459,438
                                                                    -----------
TELECOMMUNICATIONS: 7.5%
      8,810     COX Communications, Inc.                                391,957
     10,840     Nextel Communications, Inc.*                            155,825
      9,270     Verizon Communications                                  457,011
                                                                    -----------
                                                                      1,004,793
                                                                    -----------
UTILITIES: 4.9%
      5,990     AES Corp.*                                              299,260
      8,470     The Williams Companies, Inc.                            362,940
                                                                    -----------
                                                                        662,200
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $15,312,106)                                                 13,294,264
                                                                    -----------

See accompanying Notes to Financial Statements.

                          INVESTORS RESEARCH FUND, INC.

PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.6%
$   213,634     UMB Money Market Fiduciary (cost $213,634)          $   213,634
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $15,525,740+): 100.5%                                        13,507,898
                                                                    -----------
Liabilities in excess of Other Assets: (0.5%)                           (68,238)
                                                                    -----------
NET ASSETS: 100.0%                                                  $13,439,660
                                                                    ===========

*    Non-income producing security.

+ At March 31, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Un- realized appreciation and depreciation were as follows:

          Gross unrealized appreciation                             $   894,377
          Gross unrealized depreciation                              (2,912,219)
                                                                    -----------
          Net unrealized depreciation                               $(2,017,842)
                                                                    ===========

See accompanying Notes to Financial Statements.

                          INVESTORS RESEARCH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2001 (Unaudited)

ASSETS
  Investments in securities, at value (cost $15,525,740) .......   $ 13,507,898
  Dividends and interest receivable ............................          5,440
  Prepaid expenses .............................................          8,583
  Other assets .................................................            914
                                                                   ------------
       Total assets ............................................     13,522,835
                                                                   ------------
LIABILITIES
  Due to advisor ...............................................         20,132
  Distribution fees ............................................         15,837
  Accrued expenses .............................................         47,206
                                                                   ------------
       Total liabilities .......................................         83,175
                                                                   ------------

  NET ASSETS ...................................................   $ 13,439,660
                                                                   ============
  Net asset value per share ($13,439,660/4,712,547
    shares outstanding; 20,000,000 shares authorized,
    $1.00 par value) ...........................................   $       2.85
                                                                   ============

  Maximum offering price per share (100/94.50 of $2.85) ........   $       3.02
                                                                   ============
COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................   $ 17,087,458
  Accumulated net investment income ............................         18,914
  Accumulated net realized loss on investments .................     (1,648,870)
  Net unrealized depreciation of investments ...................     (2,017,842)
                                                                   ------------
       Net Assets ..............................................   $ 13,439,660
                                                                   ============

See accompanying Notes to Financial Statements.

                          INVESTORS RESEARCH FUND, INC.

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2001 (Unaudited)

INVESTMENT INCOME
  Income
    Dividends ...................................................   $    41,114
    Interest ....................................................         5,483
                                                                    -----------
       Total investment income ..................................        46,597
                                                                    -----------
  Expenses
    Advisory fees ...............................................        42,113
    Distribution fees ...........................................        21,056
    Legal fees ..................................................        20,639
    Administration fees .........................................        20,049
    Reports to shareholders .....................................        15,468
    Fund accounting fees ........................................        14,420
    Transfer agent fees .........................................        12,694
    Audit fee ...................................................        11,722
    Director fees ...............................................        10,283
    Insurance expense ...........................................         9,438
    Registration expense ........................................         8,039
    Custody fees ................................................         6,644
    Miscellaneous expenses ......................................         4,452
                                                                    -----------
       Total expenses ...........................................       197,017
                                                                    -----------
          Net investment loss ...................................      (150,420)
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments ..............................      (588,489)
  Net unrealized depreciation on investments ....................    (4,464,968)
                                                                    -----------
       Net realized and unrealized loss on investments ..........    (5,053,457)
                                                                    -----------
          Net decrease in net assets resulting from operations ..   $(5,203,877)
                                                                    ===========

See accompanying Notes to Financial Statements.

                          INVESTORS RESEARCH FUND, INC.

 STATEMENT OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS ENDED          YEAR ENDED
                                                                               MARCH 31, 2001#      SEPTEMBER 30, 2000
                                                                               ---------------      ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss .....................................................     $   (150,420)          $   (368,166)
  Net realized gain (loss) on investments .................................         (588,489)               710,219
  Net unrealized appreciation (depreciation)
    on investments ........................................................       (4,464,968)             2,158,699
                                                                                ------------           ------------

       Net increase (decrease) in net assets resulting from operations.....       (5,203,877)             2,500,752
                                                                                ------------           ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain ..................................................       (1,178,594)                    --
                                                                                ------------           ------------
CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets derived from
    net change in outstanding shares (a) ..................................         (251,291)            (2,537,105)
                                                                                ------------           ------------

       Total decrease in net assets .......................................       (6,633,762)               (36,353)

NET ASSETS
  Beginning of period .....................................................       20,073,422             20,109,775
                                                                                ------------           ------------
  End of period ...........................................................     $ 13,439,660           $ 20,073,422
                                                                                ============           ============

(a)  A summary of capital share transactions is as follows:

                                              SIX MONTHS ENDED                YEAR ENDED
                                               MARCH 31, 2001#             SEPTEMBER 30, 2000
                                         --------------------------    --------------------------
                                            SHARES         VALUE         SHARES          VALUE
                                         -----------    -----------    -----------    -----------
Shares sold ..........................        43,561    $   153,041        428,615    $ 1,782,728
Shares issued in reinvestment
  of distributions ...................       301,420      1,021,813             --             --
Shares redeemed ......................      (400,890)    (1,426,145)    (1,018,784)    (4,319,833)
                                         -----------    -----------    -----------    -----------

  Net decrease .......................       (55,909)   $  (251,291)      (590,169)   $(2,537,105)
                                         ===========    ===========    ===========    ===========

#    Unaudited.

See accompanying Notes to Financial Statements.

                          INVESTORS RESEARCH FUND, INC.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

                                                            FOR THE SIX              FOR THE YEAR ENDED SEPTEMBER 30,
                                                           MONTHS ENDED    ------------------------------------------------------
                                                          MARCH 31, 2001#    2000      1999        1998        1997        1996
                                                          ---------------  -------    -------     -------     -------     -------
Net asset value, beginning of period ......................   $  4.21      $  3.75    $  3.32     $  4.76     $  4.33     $  4.10
                                                              -------      -------    -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ............................     (0.03)          --++    (0.02)       0.04        0.09        0.26
  Net realized and unrealized gain (loss)
    on investments ........................................     (1.07)        0.46       0.53       (0.40)       1.11        0.33
                                                              -------      -------    -------     -------     -------     -------
Total from investment operations ..........................     (1.10)        0.46       0.51       (0.36)       1.20        0.59
                                                              -------      -------    -------     -------     -------     -------
LESS DISTRIBUTIONS:
  From net investment income ..............................        --           --      (0.03)      (0.08)      (0.28)      (0.07)
  From net realized gain ..................................     (0.26)          --      (0.05)      (1.00)      (0.49)      (0.29)
                                                              -------      -------    -------     -------     -------     -------
Total distributions .......................................     (0.26)          --      (0.08)      (1.08)      (0.77)      (0.36)
                                                              -------      -------    -------     -------     -------     -------
Net asset value, end of period ............................   $  2.85      $  4.21    $  3.75     $  3.32     $  4.76     $  4.33
                                                              =======      =======    =======     =======     =======     =======

Total return ..............................................    (27.13%)*     12.27%     15.46%      (9.55%)     30.42%      14.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ......................   $    13      $    20    $    20     $    24     $    33     $    30
Ratio of expenses to average net assets ...................      2.36%**      2.45%      2.39%       1.85%       1.77%       1.76%
Ratio of net investment income (loss) to
  average net assets ......................................    (1.80%)**    (1.71%)    (0.73%)      0.91%       1.94%       6.67%

Portfolio turnover rate ...................................     30.05%*      48.39%    114.35%     260.95%     294.81%     669.79%

----------
#    Unaudited.
++   Amount represents less than $0.01 per share.
*    Not annualized.
**   Annualized.

See accompanying Notes to Financial Statements.

                          INVESTOR RESEARCH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     Investors  Research  Fund,  Inc.  ("The  Fund")  is  registered  under  the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is incorporated in the state of Delaware. The Fund began operations on March 1, 1959. The investment objective of the Fund is to seek growth of capital over the long term. The Fund seeks to achieve its objective by primarily investing in common stocks of large capitalization domestic companies that combine growth potential with superior financial strength.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITIES VALUATION. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Directors. Short-term obligations are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                          INVESTORS RESEARCH FUND, INC.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Effective April 1, 1999, the Fund entered into an Investment Advisory Agreement (the "Agreement") with Westcap Investors, LLC (the "Advisor"). Under the terms of the Agreement, the Advisor furnishes all investment advice needed by the Fund. As compensation for its services, the Advisor receives a quarterly fee at the annual rate of 0.50% of the Fund's average daily net assets. For the six months ended March 31, 2001, the Fund incurred $42,113 in advisory fees.

     The Agreement calls for the Fund to pay, in addition to the 0.50% advisory fee, other expenses and charges incident to the operation of the Fund, including, but not limited to, clerical, accounting and other office costs of the Fund and the cost of personnel providing services of the Fund.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a fee, payable monthly on the value of the total average net assets of the Fund at an annual rate of 0.10% of the first $200 million of such net assets, 0.05% of the next $300 million, and 0.03% thereafter, subject to a minimum fee of $40,000. For the six months ended March 31, 2001, the Fund incurred $20,049 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders at an annual rate of up to 0.50% of the Fund's average daily net assets. For the six months ended March 31, 2001, the Fund incurred $21,056 in distribution fees.

                          Investors Research Fund, Inc.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities for the six months ended March 31, 2001, excluding short-term investments, were $4,823,339 and $6,508,358, respectively.

NOTE 6 - SUBSEQUENT EVENT

     Effective April 30, 2001, the Fund was reorganized into Investors Research Fund, a Delaware business trust pursuant to a Plan of Reorganization approved by the Board of Directors and shareholders of the Fund on March 27, 2001. The Fund will operate in substantially the same way, pursuant to substantially identical agreements with its various service providers.

--------------------------------------------------------------------------------

                                     Advisor
                            WESTCAP INVESTORS, L.L.C.
                      11111 Santa Monica Blvd., Suite 820
                             Los Angeles, CA 90025
                                 (310) 996-3256
                           (Mutual Fund Direct Line)
                            www.westcapinvestors.com

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                                    Custodian
                                    UMB BANK
                          928 Grand Avenue, 10th Floor
                              Kansas City, MO 64141

                                 Transfer Agent
                           ULTIMUS FUND SOLUTIONS, LLC
                         135 Merchant Street, Suite 230
                              Cincinnati, OH 45246

                                    Auditors
                               ERNST & YOUNG LLP
                               725 South Figueroa
                              Los Angeles, CA 90017

                                  Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                       555 South Flower Street, 23rd Floor
                             Los Angeles, CA 90071

--------------------------------------------------------------------------------

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, Fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Statements and other information herein are dated and subject to change.